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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 31, 1999

                         TELEBANC FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

   Delaware                         33-76930                    13-3759196
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(State or other             (Commission File Number)           (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)

1111 North Highland Street, Arlington, Virginia                        22201
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:  (703) 247-3700

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         On March 31, 1999, TeleBanc Financial Corporation, through its wholly owned subsidiary TeleBank, a federally chartered savings bank, announced the signing of an exclusive agreement with First USA to offer an Internet-enabled credit card.

         A copy of the press release dated March 31, 1999 announcing the signing of the agreement is attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits.

    (a)  Not applicable.

    (b)  Not applicable.

    (c)  Exhibits

Exhibit No.     Description

99           Press Release dated March 31, 1999.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TELEBANC FINANCIAL CORPORATION

Date:  April 2, 1999                       By: /s/ Mitchell H. Caplan
                                               ---------------------------
                                               Mitchell H. Caplan
                                               President and
                                               Chief Executive Officer


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                                INDEX TO EXHIBITS



EXHIBIT
NUMBER                    EXHIBIT DESCRIPTION                              PAGE

99                      Press Release dated March 31, 1999.


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